Portfolio Recovery Associates Reports Record Fourth Quarter 2010 Results

EPS Totals $1.20 in Quarter as Net Income Grows 66% to Record $20.6 Million; Revenue up 38% to Record $101 Million as Cash Collections Rise 52% to Record $144 Million; Portfolio Acquisitions Total $86 Million

NORFOLK, VA -- (Marketwire - February 15, 2011) - Portfolio Recovery Associates, Inc. (NASDAQ: PRAA), a company that purchases, collects and manages portfolios of defaulted consumer receivables and provides a broad range of receivables management and payments processing services, today reported net income of $20.6 million for the quarter ended Dec. 31, 2010.

Net income increased 66% from $12.4 million in the same period a year earlier. Earnings per diluted share were $1.20 in the fourth quarter of 2010, up 50% from $0.80 in the fourth quarter of 2009.

In the fourth quarter of 2010, total revenue rose 38% from the year-earlier period to a record $100.8 million. Total revenue consists of cash collections reduced by amounts applied to principal on the Company's owned debt portfolios, plus fee income earned from its fee-for-service businesses. During the fourth quarter of 2010, the Company applied 41.3% of cash collections to reduce the carrying basis of its owned debt portfolios, the same as in the fourth quarter of 2009. The fourth quarter 2010 amortization rate included a $5.4 million net allowance charge against certain pools of finance receivables accounts.

"Portfolio Recovery Associates concluded 2010 with record financial results, demonstrating exceptional performance across our debt purchasing business despite the still-weakened economy," said Steven D. Fredrickson, chairman, president and chief executive officer. "Our disciplined approach to underwriting together with our consistent and continued efforts to improve the efficiency of our collections operations helped drive record results in cash collections, cash receipts, revenue and earnings both in the fourth quarter and for the full year."

Fredrickson continued: "Importantly, these results stem from the long-term focus we have continuously espoused and the significant investments in both people and technology we have made over a number of years. I am excited to be starting the new year with such strong momentum and a truly great team of employees."

For full year 2010, net income rose 66% to $73.5 million, or $4.35 per diluted share, from $44.3 million, or $2.87 per diluted share, in 2009. Revenue for 2010 was $372.7 million, up 33% from $281.1 million in 2009.

Financial and Operating Highlights

--  Cash collections increased 52% to a record $144.4 million in the fourth quarter of 2010 from $95.3 million in the year-ago period. Call center and other collections increased 19%, external legal collections increased 38%, internal legal collections grew 70%, and purchased bankruptcy collections gained 110% when compared with the year-earlier period. The table below displays cash collections by source, by quarter for the past five quarters:

Cash Collection Source ($ in
 thousands)                     Q42010   Q32010   Q22010   Q12010   Q42009
                               -------- -------- -------- -------- --------
Call Center & Other
 Collections                   $ 53,775 $ 51,711 $ 54,477 $ 56,987 $ 45,365
External Legal Collections       21,446   20,217   18,819   18,276   15,496
Internal Legal Collections       12,841   12,130   11,362   10,714    7,570
Purchased Bankruptcy             56,301   53,319   43,748   33,219   26,855
                               -------- -------- -------- -------- --------
Total Cash Collections         $144,363 $137,377 $128,406 $119,196 $ 95,286

--  Up 70% from the prior year, internal legal collections grew to $12.8 million in the fourth quarter of 2010.  Internal legal collections, in which the Company uses its own staff attorneys or in select cases, third-party attorneys working on a fixed price basis, represent an important, emerging collections channel the Company has been developing over the past four years.

--  Productivity rose to a record $194 for the full year 2010 from $145 for all of 2009. Productivity is measured by cash collections per collector hour paid, the Company's key measure of collector performance.
    Excluding the impact of trustee remittances from purchased bankrupt accounts, the comparison is $129 for the full year 2010, compared with
    $113 for all of 2009.  Excluding trustee remittances on purchased bankrupt accounts and external legal collections, the comparison is
    $100 for the full year 2010 and $87 for all of 2009.

--  In the fourth quarter, revenue was a record $100.8 million, up 38% when compared with the same period a year ago.  This was driven by record cash receipts of $160.3 million in the fourth quarter, up 42.5% from
    $112.5 million a year earlier. Cash receipts are comprised of both cash collections and revenue from the Company's fee-based businesses.

--  The Company's net allowance charge totaled $5.4 million in the fourth quarter, representing 0.65% of net finance receivables at period-end and 3.77% of cash collections.  The table below displays net allowance charges incurred by quarter, by buying period since 2005, as well as purchases of charged-off consumer debt, net of buybacks:

($ in thousands)
                -----------------------------------------------------------
Entire Portfolio                  Purchase Period
Allowance Period 1996-2003     2004        2005        2006        2007
                ----------  ----------  ----------- ----------- -----------
Q1 05           $        -  $        -  $         - $         - $         -
Q2 05                    -           -            -           -           -
Q3 05                    -           -            -           -           -
Q4 05                  200           -            -           -           -
Q1 06                    -           -          175           -           -
Q2 06                   75           -          125           -           -
Q3 06                  200           -           75           -           -
Q4 06                    -           -          450           -           -
Q1 07                 (245)          -          610           -           -
Q2 07                   90           -            -           -           -
Q3 07                  200         320          660           -           -
Q4 07                  190         150          615         340           -
Q1 08                  120         650          910       1,105           -
Q2 08                  260         720            -       2,330         650
Q3 08                  (90)         60          325       1,135       2,350
Q4 08                 (400)       (140)       1,805       2,600       4,380
Q1 09                 (225)         35        1,150         910       2,300
Q2 09                 (230)       (220)         495         765         685
Q3 09                  (25)       (190)       1,170       1,965         340
Q4 09                 (120)          -        1,375       1,220         110
Q1 10                    -           -        2,795       1,175       2,900
Q2 10                    -         (80)       1,600       2,100         700
Q3 10                    -         (80)       1,650       2,050       2,750
Q4 10                    -         (10)         832       1,720       1,150
                ----------  ----------  ----------- ----------- -----------
Total           $        -  $    1,215  $    16,817 $    19,415 $    18,315
                ==========  ==========  =========== =========== ===========
Portfolio
 Purchases, net $  203,026  $   59,177  $   143,171 $   107,713 $   258,397
                ==========  ==========  =========== =========== ===========

($ in thousands)
                ----------------------------------------------
                                                     Allowance
Entire Portfolio      Purchase Period                Charge as
Allowance Period    2008     2009-2010     Total     % of NFR
                ----------- ----------- ----------- ----------
Q1 05           $         - $         - $         -        0.0%
Q2 05                     -           -           -        0.0%
Q3 05                     -           -           -        0.0%
Q4 05                     -           -         200        0.1%
Q1 06                     -           -         175        0.1%
Q2 06                     -           -         200        0.1%
Q3 06                     -           -         275        0.1%
Q4 06                     -           -         450        0.2%
Q1 07                     -           -         365        0.1%
Q2 07                     -           -          90        0.0%
Q3 07                     -           -       1,180        0.4%
Q4 07                     -           -       1,295        0.3%
Q1 08                     -           -       2,785        0.6%
Q2 08                     -           -       3,960        0.8%
Q3 08                     -           -       3,780        0.7%
Q4 08                   620           -       8,865        1.6%
Q1 09                 2,050           -       6,220        1.1%
Q2 09                 2,425           -       3,920        0.6%
Q3 09                 4,750           -       8,010        1.2%
Q4 09                 6,900           -       9,485        1.4%
Q1 10                     -           -       6,870        0.9%
Q2 10                 2,000           -       6,320        0.8%
Q3 10                   150           -       6,520        0.8%
Q4 10                 1,750           -       5,442        0.7%
                ----------- ----------- -----------
Total           $    20,645 $         - $    76,407
                =========== =========== ===========
Portfolio
 Purchases, net $   275,145 $   643,426 $ 1,690,055
                =========== =========== ===========

($ in thousands)
                     ------------------------------------------------------
Purchased BK
 Portfolio                              Purchase Period
Allowance Period     1996-2003    2004       2005       2006        2007
                     ---------- ---------  ---------  ---------  ----------
Q3 07                $        - $     320  $     160  $       -  $        -
Q4 07                         -       150          -        150           -
Q1 08                         -       530         60        405           -
Q2 08                         -        15          -        450           -
Q3 08                         -       115          -         30           -
Q4 08                         -       110        315        325           -
Q1 09                         -        10        100         50           -
Q2 09                         -        15         (5)         -           -
Q3 09                         -        20         70          -           -
Q4 09                         -         -        100         70         110
Q1 10                         -         -         95         50       1,200
Q2 10                         -       (30)        25          -           -
Q3 10                         -       (30)         -       (100)        600
Q4 10                         -       (10)       (18)       (30)        950
                     ---------- ---------  ---------  ---------  ----------
Total                $        - $   1,215  $     902  $   1,400  $    2,860
                     ========== =========  =========  =========  ==========

Portfolio Purchases,
 net                 $        - $   7,468  $  29,301  $  17,648  $   78,557
                     ========== =========  =========  =========  ==========

($ in thousands)
                     ------------------------------------------
Purchased BK                                          Allowance
 Portfolio              Purchase Period               Charge as
Allowance Period        2008     2009-2010   Total    % if NFR
                     ---------- ---------- ---------  ---------
Q3 07                $        - $        - $     480        1.3%
Q4 07                         -          -       300        0.3%
Q1 08                         -          -       995        0.8%
Q2 08                         -          -       465        0.3%
Q3 08                         -          -       145        0.1%
Q4 08                         -          -       750        0.4%
Q1 09                         -          -       160        0.1%
Q2 09                         -          -        10        0.0%
Q3 09                         -          -        90        0.0%
Q4 09                         -          -       280        0.1%
Q1 10                         -          -     1,345        0.4%
Q2 10                         -          -        (5)       0.0%
Q3 10                         -          -       470        0.1%
Q4 10                         -          -       892        0.2%
                     ---------- ---------- ---------
Total                $        - $        - $   6,377
                     ========== ========== =========

Portfolio Purchases,
 net                 $  108,615 $  367,944 $ 609,533
                     ========== ========== =========

($ in thousands)
                -----------------------------------------------------------
Core Portfolio                        Purchase Period
Allowance Period 1996-2003     2004        2005        2006        2007
                ----------  ----------  ----------- ----------- -----------
Q1 05           $        -  $        -  $         - $         - $         -
Q2 05                    -           -            -           -           -
Q3 05                    -           -            -           -           -
Q4 05                  200           -            -           -           -
Q1 06                    -           -          175           -           -
Q2 06                   75           -          125           -           -
Q3 06                  200           -           75           -           -
Q4 06                    -           -          450           -           -
Q1 07                 (245)          -          610           -           -
Q2 07                   90           -            -           -           -
Q3 07                  200           -          500           -           -
Q4 07                  190           -          615         190           -
Q1 08                  120         120          850         700           -
Q2 08                  260         705            -       1,880         650
Q3 08                  (90)        (55)         325       1,105       2,350
Q4 08                 (400)       (250)       1,490       2,275       4,380
Q1 09                 (225)         25        1,050         860       2,300
Q2 09                 (230)       (235)         500         765         685
Q3 09                  (25)       (210)       1,100       1,965         340
Q4 09                 (120)          -        1,275       1,150           -
Q1 10                    -           -        2,700       1,125       1,700
Q2 10                    -         (50)       1,575       2,100         700
Q3 10                    -         (50)       1,650       2,150       2,150
Q4 10                    -           -          850       1,750         200
                ----------  ----------  ----------- ----------- -----------
Total           $        -  $        -  $    15,915 $    18,015 $    15,455
                ==========  ==========  =========== =========== ===========

Portfolio
 Purchases, net $  203,026  $   51,709  $   113,870 $    90,065 $   179,840
                ==========  ==========  =========== =========== ===========

($ in thousands)
                ----------------------------------------------
                                                    Allowance
Core Portfolio        Purchase Period               Charge as
Allowance Period    2008     2009-2010     Total    % of NFR
                ----------- ----------- ----------- ----------
Q1 05           $         - $         - $         -        0.0%
Q2 05                     -           -           -        0.0%
Q3 05                     -           -           -        0.0%
Q4 05                     -           -         200        0.1%
Q1 06                     -           -         175        0.1%
Q2 06                     -           -         200        0.1%
Q3 06                     -           -         275        0.2%
Q4 06                     -           -         450        0.2%
Q1 07                     -           -         365        0.2%
Q2 07                     -           -          90        0.0%
Q3 07                     -           -         700        0.2%
Q4 07                     -           -         995        0.3%
Q1 08                     -           -       1,790        0.5%
Q2 08                     -           -       3,495        0.9%
Q3 08                     -           -       3,635        1.0%
Q4 08                   620           -       8,115        2.1%
Q1 09                 2,050           -       6,060        1.6%
Q2 09                 2,425           -       3,910        1.0%
Q3 09                 4,750           -       7,920        2.0%
Q4 09                 6,900           -       9,205        2.3%
Q1 10                     -           -       5,525        1.4%
Q2 10                 2,000           -       6,325        1.6%
Q3 10                   150           -       6,050        1.5%
Q4 10                 1,750           -       4,550        1.1%
                ----------- ----------- -----------
Total           $    20,645 $         - $    70,030
                =========== =========== ===========

Portfolio
 Purchases, net $   166,530 $   275,482 $ 1,080,522
                =========== =========== ===========

The Company purchased $1.87 billion of face-value debt during the fourth quarter of 2010 for $85.5 million. This was acquired in 75 portfolios from 11 different sellers. For the full year 2010, the company purchased face-value debt totaling $6.80 billion for $367.4 million, a record level of investment. The tables below display purchase price amounts by year, net of buybacks, current net finance receivable balance, cash collections to date including sales, estimated remaining collections and estimated purchase price multiples:

($ in thousands)
Entire Portfolio
                                                                   Total
                               Net Finance                       Estimated
                               Receivables Actual Cash          Collections
                       Total    Balance at Collections Estimated     to
Purchase   Purchase  Estimated   December  Including   Remaining  Purchase
Period       Price  Collections  31, 2010  Cash Sales Collections  Price
          ---------- ---------- ---------- ---------- ---------- ---------
1996      $    3,080 $   10,143 $        - $   10,043 $      100       329%
1997           7,685     25,395          -     25,122        273       330%
1998          11,089     37,002          -     36,607        395       334%
1999          18,898     68,445          -     67,165      1,280       362%
2000          25,020    114,019          -    110,835      3,184       456%
2001          33,481    171,214          -    166,673      4,541       511%
2002          42,325    190,351          -    184,432      5,919       450%
2003          61,448    253,276          -    243,452      9,824       412%
2004          59,177    188,291        157    178,628      9,663       318%
2005         143,171    310,837     20,756    270,650     40,187       217%
2006         107,713    217,381     25,880    168,966     48,415       202%
2007         258,397    505,826    100,180    335,138    170,688       196%
2008         275,145    538,136    155,587    269,588    268,548       196%
2009         281,583    720,932    198,715    234,745    486,187       256%
2010         361,843    760,876    330,055     86,562    674,314       210%
          ---------- ---------- ---------- ---------- ---------- ---------
Total     $1,690,055 $4,112,124 $  831,330 $2,388,606 $1,723,518       243%
          ========== ========== ========== ========== ========== =========

($ in thousands)
Purchased Bankruptcy Portfolio
                                                                   Total
                               Net Finance                       Estimated
                               Receivables Actual Cash          Collections
                       Total    Balance at Collections Estimated     to
Purchase   Purchase  Estimated   December  Including   Remaining  Purchase
Period       Price  Collections  31, 2010  Cash Sales Collections  Price
          ---------- ---------- ---------- ---------- ---------- ---------
1996-2003 $        - $        - $        - $        - $        -         0%
2004           7,468     14,176          2     14,145         31       190%
2005          29,301     43,059        222     42,756        303       147%
2006          17,648     30,973        218     28,955      2,018       176%
2007          78,557    111,742     26,584     79,281     32,461       142%
2008         108,615    183,857     67,637     87,892     95,965       169%
2009         156,064    366,721    125,270     98,415    268,306       235%
2010         211,880    389,812    199,960     39,486    350,326       184%
          ---------- ---------- ---------- ---------- ---------- ---------
Total     $  609,533 $1,140,340 $  419,893 $  390,930 $  749,410       187%
          ========== ========== ========== ========== ========== =========

($ in thousands)
Core Portfolio
                                                                   Total
                               Net Finance                       Estimated
                               Receivables Actual Cash          Collections
                       Total    Balance at Collections Estimated     to
Purchase   Purchase  Estimated   December  Including   Remaining  Purchase
Period       Price  Collections  31, 2010  Cash Sales Collections  Price
          ---------- ---------- ---------- ---------- ---------- ---------
1996      $    3,080 $   10,143 $        - $   10,043 $      100       329%
1997           7,685     25,395          -     25,122        273       330%
1998          11,089     37,002          -     36,607        395       334%
1999          18,898     68,445          -     67,165      1,280       362%
2000          25,020    114,019          -    110,835      3,184       456%
2001          33,481    171,214          -    166,673      4,541       511%
2002          42,325    190,351          -    184,432      5,919       450%
2003          61,448    253,276          -    243,452      9,824       412%
2004          51,709    174,115        155    164,483      9,632       337%
2005         113,870    267,778     20,534    227,894     39,884       235%
2006          90,065    186,408     25,662    140,011     46,397       207%
2007         179,840    394,084     73,596    255,857    138,227       219%
2008         166,530    354,279     87,950    181,696    172,583       213%
2009         125,519    354,211     73,445    136,330    217,881       282%
2010         149,963    371,064    130,095     47,076    323,988       247%
          ---------- ---------- ---------- ---------- ---------- ---------
Total     $1,080,522 $2,971,784 $  411,437 $1,997,676 $  974,108       275%
          ========== ========== ========== ========== ========== =========

--  The Company's fee-for-service businesses, including CCB, generated revenue of $16.0 million in the fourth quarter of 2010, an increase of
    3% over the third quarter but down 7% from the same period a year ago.
    Together, the fee businesses accounted for 15.9% of the Company's overall revenue in the fourth quarter of 2010, down from 23.6% in
    Q4 2009.

--  During the fourth quarter of 2010, the Company recorded ongoing non-cash equity-based compensation expense of $1.1 million.

--  The Company expanded its available borrowings by entering into a new credit facility of $407.5 million during the quarter. The new facility consists of a $357.5 million revolving credit facility that matures on
    Dec. 20, 2014 and a $50 million fixed rate loan that matures on
    May 4, 2012.  The revolving credit facility will automatically be increased by $50 million upon maturity of the fixed-rate loan.

--  Cash balances were $41.1 million as of Dec. 31, 2010, up from $20.3 million as of September 30, 2010. During the fourth quarter, the
    Company had net borrowings of $11.5 million on its line of credit, leaving it with $300.0 million in outstanding borrowings at year end
    2010. Remaining borrowing availability under the line was $107.5 million as of Dec. 31, 2010.

--  The Company has included tables with additional financial highlights for the 3- and 12-month periods ended Dec. 31, 2010, as well as the past five quarters of the same data, at the bottom of this release.

Kevin P. Stevenson, chief financial and administrative officer, said: "Portfolio Recovery Associates turned in another strong performance in the fourth quarter, driven largely by cash collections from our sizeable investments in bankruptcy portfolios as well as steady improvements in call center and legal collections. We took steps during the quarter to address the performance of our fee-for-service businesses, which continued to be impacted by the difficult economy. These included some of the same process improvements that have served our debt purchase business so well, and we look forward to seeing these efforts make an impact in the quarters to come."

Conference Call Information

The Company will hold a conference call with investors tonight, 5:30 p.m. EST, Tuesday, Feb. 15, 2011, to discuss its fourth-quarter and full year results. Investors can access the call live by dialing 888-679-8037 for domestic callers or 617-213-4849 for international callers using the pass code 72893346. Investors may also listen via webcast at the Company's website, www.portfoliorecovery.com.

Following the live call, investors may listen to the call via a taped replay, which will be available for seven days, by dialing 888-286-8010 for domestic callers and 617-801-6888 for international callers using the pass code 28959430. The replay will be available approximately two hours after today's conference call ends. There will also be an archived webcast available at the Company's website.

About Portfolio Recovery Associates, Inc.

Portfolio Recovery Associates, Inc. is the parent of companies whose business revolves around the detection, collection, and processing of both unpaid and normal-course receivables originally owed to credit grantors, governments, retailers and others. The Company's primary business is the purchase, collection and management of portfolios of defaulted consumer receivables. These are the unpaid obligations of individuals to credit originators, which include banks, credit unions, consumer and auto finance companies, and retail merchants. The Company also provides fee-based services, including collateral-location services for credit originators via its IGS subsidiary; revenue administration, audit and debt discovery/recovery services for government entities through its consolidated Government Services subsidiaries, and class action claims recovery services and related payment processing through its CCB subsidiary.

Statements herein which are not historical, including Portfolio Recovery Associates' or management's intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future, including future revenue and earnings growth, statements with respect to future contributions of its subsidiaries to earnings and future portfolio-purchase opportunities, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include references to Portfolio Recovery Associates' presentations and web casts. The forward-looking statements in this press release are based upon management's beliefs, assumptions and expectations of the Company's future operations and economic performance, taking into account currently available information. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties, some of which are not currently known to us. Actual events or results may differ from those expressed or implied in any such forward-looking statements as a result of various factors, including the risk factors and other risks that are described from time to time in the Company's filings with the Securities and Exchange Commission including but not limited to its annual reports on Form 10-K, its quarterly reports on Form 10-Q and its current reports on Form 8-K, filed with the Securities and Exchange Commission and available through the Company's website, which contain a more detailed discussion of the Company's business, including risks and uncertainties that may affect future results. Due to such uncertainties and risks, readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Information in this press release may be superseded by more recent information or statements, which may be disclosed in later press releases, subsequent filings with the Securities and Exchange Commission or otherwise. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

                    Portfolio Recovery Associates, Inc.
                 Unaudited Consolidated Income Statements
                 (in thousands, except per share amounts)

                                  Three      Three
                                  Months     Months     Year       Year
                                  Ended      Ended      Ended      Ended
                                December   December   December   December
                                   31,        31,        31,        31,
                                  2010       2009       2010       2009
                                ---------  ---------  ---------  ---------
Revenues:
 Income recognized on finance
  receivables, net              $  84,783  $  55,962  $ 309,680  $ 215,612
 Fee income                        15,972     17,254     63,026     65,479
                                ---------  ---------  ---------  ---------

    Total revenues                100,755     73,216    372,706    281,091

Operating expenses:
 Compensation and employee
  services                         32,350     26,447    124,077    106,388
 Legal and agency fees and
  costs                            17,367     12,518     60,941     46,978
 Outside fees and services          3,100      2,716     12,554      9,570
 Communications                     4,066      3,616     17,226     14,773
 Rent and occupancy                 1,402      1,245      5,313      4,761
 Depreciation and amortization      3,387      2,339     12,437      9,213
 Other operating expenses           2,808      2,234     10,296      8,799
                                ---------  ---------  ---------  ---------

    Total operating expenses       64,480     51,115    242,844    200,482
                                ---------  ---------  ---------  ---------

    Income from operations         36,275     22,101    129,862     80,609

Other income and (expense):
 Interest income                       29          -         65          3
 Interest expense                  (2,517)    (2,018)    (9,052)    (7,909)
                                ---------  ---------  ---------  ---------

    Income before income taxes     33,787     20,083    120,875     72,703

    Provision for income taxes     13,156      7,667     47,004     28,397
                                ---------  ---------  ---------  ---------

    Net income                  $  20,631  $  12,416  $  73,871  $  44,306
                                =========  =========  =========  =========

     Less net (loss)/income
      attributable to
      redeemable noncontrolling
      interest                        (14)         -        417          -
                                ---------  ---------  ---------  ---------

    Net income attributable to
     Portfolio Recovery
     Associates, Inc.           $  20,645  $  12,416  $  73,454  $  44,306
                                =========  =========  =========  =========

Net income per common share:
 Basic                          $    1.21  $    0.80  $    4.37  $    2.87
 Diluted                        $    1.20  $    0.80  $    4.35  $    2.87

Weighted average number of
 shares outstanding:
 Basic                             17,063     15,505     16,820     15,420
 Diluted                           17,165     15,531     16,885     15,454

                    Portfolio Recovery Associates, Inc.
              Unaudited Consolidated Summary Balance Sheets
                 (in thousands, except per share amounts)

                                                December 31,  December 31,
ASSETS                                              2010          2009
                                                ------------- ------------
Cash and cash equivalents                       $      41,094 $     20,265
Finance receivables, net                              831,330      693,462
Accounts receivable, net                                8,932        9,169
Income taxes receivable                                 2,363        4,460
Property and equipment, net                            24,270       21,864
Goodwill                                               61,678       29,299
Intangible assets, net                                 18,466       10,756
Other assets                                            7,775        5,158
                                                ------------- ------------

     Total assets                               $     995,908 $    794,433
                                                ============= ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
 Accounts payable and accrued liabilities       $      23,576 $     20,948
 Deferred tax liability                               164,971      117,206
 Line of credit                                       300,000      319,300
 Long term debt                                         2,396        1,499
                                                ------------- ------------

    Total liabilities                                 490,943      458,953
                                                ------------- ------------

 Redeemable noncontrolling Interest                    14,449            -
                                                ------------- ------------

Stockholders' equity:
 Portfolio Recovery Associates, Inc.
  stockholders' equity:
  Preferred stock, par value $0.01, authorized
   shares, 2,000, issued and outstanding
   shares - 0                                               -            -
  Common stock, par value $0.01, authorized
   shares, 30,000, 17,064 issued and outstanding
   shares at December 31, 2010, and 15,596 issued
   and 15,514 outstanding shares at December 31, 2009     171          155
  Additional paid-in capital                          163,538       82,400
  Retained earnings                                   326,807      253,353
  Accumulated other comprehensive loss, net of
   taxes                                                    -         (428)
                                                ------------- ------------
   Total stockholders' equity                         490,516      335,480
                                                ============= ============

     Total liabilities and stockholders' equity $     995,908 $    794,433
                                                ============= ============

                    Portfolio Recovery Associates, Inc.
          Unaudited Consolidated Summary Statements of Cash Flows
                              (in thousands)

                                                    Year          Year
                                                    Ended         Ended
                                                December 31,  December 31,
                                                    2010          2009
                                                ------------  ------------
Cash flows from operating activities:
   Net income                                   $     73,871  $     44,306
   Adjustments to reconcile net income to net
    cash provided by operating activities:
         Amortization of share-based
          compensation                                 4,203         3,820
         Depreciation and amortization                12,437         9,213
         Deferred tax expense                         47,493        28,927
         Changes in operating assets and
          liabilities:
            Other assets                               1,204        (1,862)
            Accounts receivable                          237          (891)
            Accounts payable and accrued
             liabilities                               2,039         2,645
            Income taxes receivable                    2,097          (873)
                                                ------------  ------------

    Net cash provided by operating activities        143,581        85,285
                                                ------------  ------------

Cash flows from investing activities:
 Purchases of property and equipment                  (9,546)       (4,521)
 Acquisition of finance receivables, net of
  buybacks                                          (357,530)     (282,023)
 Collections applied to principal on finance
  receivables                                        219,662       152,391
 Business acquisitions, net of cash acquired         (23,000)            -
 Contingent payment made for business
  acquisition                                           (117)         (100)
                                                ------------  ------------

    Net cash used in investing activities           (170,531)     (134,253)
                                                ------------  ------------

Cash flows from financing activities:
 Proceeds from exercise of options                        57         1,915
 Income tax benefit from share-based
  compensation                                           256           923
 Payment of liability-classified contingent
  consideration                                       (2,000)            -
 Proceeds from line of credit                        177,500       123,500
 Principal payments on line of credit               (196,800)      (72,500)
 Payments of line of credit origination costs and
  fees                                                (3,819)            -
 Proceeds from stock offering, net of offering
  costs                                               71,688             -
 Proceeds from long-term debt                          1,569         2,036
 Principal payments on long-term debt                   (672)         (537)
 Principal payments on capital lease
  obligations                                              -            (5)
                                                ------------  ------------

    Net cash provided by financing activities         47,779        55,332
                                                ------------  ------------

    Net increase in cash and cash equivalents         20,829         6,364

Cash and cash equivalents, beginning of year          20,265        13,901
                                                ------------  ------------

Cash and cash equivalents, end of year          $     41,094  $     20,265
                                                ============  ============
Supplemental disclosure of cash flow
 information:
 Cash paid for interest                         $      9,398  $      8,004
 Cash paid for income taxes                     $        107  $        365
Noncash investing and financing activities:
 Net unrealized change in fair value of
  derivative instrument                         $        701  $       (790)
 Common stock issued for acquisition            $      4,950  $      1,170

FINANCIAL HIGHLIGHTS
                    Three Months Ended             Year Ended
(dollars in            December 31,       %        December 31,       %
 thousands)          2010       2009    Change    2010       2009   Change
                  ---------  ---------  -----  ---------  ---------  -----
EARNINGS
Income recognized
 on finance
 receivables, net $  84,783  $  55,962     52% $ 309,680  $ 215,612     44%
Fee income           15,972     17,254     -7%    63,026     65,479     -4%
Total revenues      100,755     73,216     38%   372,706    281,091     33%
Operating
 expenses            64,480     51,115     26%   242,844    200,482     21%
Income from
 operations          36,275     22,101     64%   129,862     80,608     61%
Net interest
 expense              2,488      2,018     23%     8,987      7,908     14%
Net income           20,631     12,416     66%    73,871     44,306     67%
Net income
 attributable to
 Portfolio
 Recovery
 Associates, Inc.    20,645     12,416     66%    73,454     44,306     66%
                  ---------  ---------  -----  ---------  ---------  -----
PERIOD-END
 BALANCES
Cash and cash
 equivalents      $  41,094  $  20,265    103% $  41,094  $  20,265    103%
Finance
 receivables, net   831,330    693,462     20%   831,330    693,462     20%
Goodwill and
 intangible
 assets, net         80,144     40,055    100%    80,144     40,055    100%
Total assets        995,908    794,433     25%   995,908    794,433     25%
Line of credit      300,000    319,300     -6%   300,000    319,300     -6%
Total liabilities   490,943    458,953      7%   490,943    458,953      7%
Total equity        490,516    335,480     46%   490,516    335,480     46%
                  ---------  ---------  -----  ---------  ---------  -----
FINANCE
 RECEIVABLE
 COLLECTIONS
Cash collections  $ 144,363  $  95,286     52% $ 529,342  $ 368,003     44%
Principal
 amortization
 without
 allowance
 charges             54,139     29,839     81%   194,509    124,756     56%
Principal
 amortization
 with allowance
 charges             59,580     39,324     52%   219,662    152,391     44%
Principal
 amortization w/
 allowance
 charges as % of
 cash collections:
   Including
    fully
    amortized
    pools              41.3%      41.3%     0%      41.5%      41.4%     0%
   Excluding
    fully
    amortized
    pools              44.3%      44.8%    -1%      44.8%      44.7%     0%
Estimated
 remaining
 collections -
 core             $ 974,108  $ 893,716      9% $ 974,108  $ 893,716      9%
Estimated
 remaining
 collections -
 bankruptcy         749,410    521,730     44%   749,410    521,730     44%
Estimated
 remaining
 collections -
 total            1,723,518  1,415,446     22% 1,723,518  1,415,446     22%
                  ---------  ---------  -----  ---------  ---------  -----
ALLOWANCE FOR
 FINANCE
 RECEIVABLES
Balance at
 period-end       $  76,407  $  51,255     49% $  76,407  $  51,255     49%
Balance at
 period-end to
 net finance
 receivables           9.19%      7.39%    24%      9.19%      7.39%    24%
Allowance charge  $   5,442  $   9,485    -43% $  25,152  $  27,635     -9%
Allowance charge
 to finance
 receivable
 income                6.03%     14.49%   -58%      7.51%     11.36%   -34%
Allowance charge
 to cash
 collections           3.77%      9.95%   -62%      4.75%      7.51%   -37%
                  ---------  ---------  -----  ---------  ---------  -----
PURCHASES OF
 FINANCE
 RECEIVABLES
Purchase price -
 core             $  44,852  $  30,514     47% $ 149,998  $ 126,334     19%
Face value - core 1,357,301    915,044     48% 3,424,313  4,435,068    -23%
Purchase price -
 bankruptcy          40,671     44,592     -9%   217,445    162,470     34%
Face value -
 bankruptcy         511,588  1,099,677    -53% 3,380,639  3,674,626     -8%
Purchase price -
 total               85,523     75,106     14%   367,442    288,804     27%
Face value -
 total            1,868,889  2,014,721     -7% 6,804,952  8,109,694    -16%
Number of
 portfolios -
 total                   75        101    -26%       305        407    -25%
                  ---------  ---------  -----  ---------  ---------  -----
PER SHARE DATA
Net income per
 common share -
 diluted          $    1.20  $    0.80     50% $    4.35  $    2.87     52%
Weighted average
 number of shares
 outstanding -
 diluted             17,165     15,531     11%    16,885     15,454      9%
Closing market
 price            $   75.20  $   44.85     68% $   75.20  $   44.85     68%
                  ---------  ---------  -----  ---------  ---------  -----
RATIOS AND OTHER
 DATA
Return on average
 equity (1)           17.09%     15.03%    14%     16.56%     14.16%    17%
Return on
 revenue (2)          20.48%     16.96%    21%     19.82%     15.76%    26%
Operating margin (3)  36.00%     30.19%    19%     34.84%     28.68%    21%
Operating expense
 to cash receipts(4)  40.22%     45.42%   -11%     41.00%     46.25%   -11%
Debt to equity (5)    61.65%     95.62%   -36%     61.65%     95.62%   -36%
Cash  collections
 per collector
 hour paid:
   Total          $     204  $     148     38% $     194  $     145     34%
   Excluding
    bankruptcy
    collections   $     129  $     109     18% $     129  $     113     14%
   Excluding
    bankruptcy
    and external
    legal
    collections   $      98  $      84     17% $     100  $      87     15%
Number of
 collectors           1,472      1,325     11%     1,472      1,325     11%
Number of
 employees            2,473      2,213     12%     2,473      2,213     12%
Cash receipts (4) $ 160,335  $ 112,540     42% $ 592,367  $ 433,483     37%
Line of credit -
 unused portion
 at period end      107,500     45,700    135%   107,500     45,700    135%
                  ---------  ---------  -----  ---------  ---------  -----
Notes:
(1)  Calculated as annualized net income divided by average equity for the period
(2)  Calculated as net income divided by total revenues
(3)  Calculated as income from operations divided by total revenues
(4)  "Cash receipts" is defined as cash collections plus fee income
(5)  For purposes of this ratio, "debt" equals the line of credit balance plus long-term debt

FINANCIAL HIGHLIGHTS                 For the Quarter Ended
                     -----------------------------------------------------
                     December   September    June      March     December
(dollars in             31         30         30         31         31
 thousands)            2010       2010       2010       2010       2009
                     ---------  ---------  ---------  ---------  ---------
EARNINGS
Income recognized on
 finance
 receivables, net    $  84,783  $  80,026  $  76,920  $  67,951  $  55,962
Fee income              15,972     15,518     16,109     15,427     17,254
Total revenues         100,755     95,544     93,029     83,378     73,216
Operating expenses      64,480     62,721     58,700     56,943     51,115
Income from
 operations             36,275     32,823     34,329     26,435     22,101
Net interest expense     2,488      2,178      2,177      2,144      2,018
Net income              20,631     18,757     19,678     14,805     12,416
Net income
 attributable to
 Portfolio Recovery
 Associates, Inc.       20,645     18,481     19,528     14,800     12,416
                     ---------  ---------  ---------  ---------  ---------
PERIOD-END BALANCES
Cash and cash
 equivalents         $  41,094  $  20,297  $  18,250  $  23,006  $  20,265
Finance receivables,
 net                   831,330    807,239    775,606    742,484    693,462
Goodwill and
 intangible assets,
 net                    80,144     81,610     83,090     79,071     40,055
Total assets           995,908    947,737    915,021    882,450    794,433
Line of credit         300,000    288,500    289,500    296,300    319,300
Total liabilities      490,943    464,781    451,214    444,318    458,953
Total equity           490,516    468,425    448,727    422,804    335,480
                     ---------  ---------  ---------  ---------  ---------
FINANCE RECEIVABLE
 COLLECTIONS
Cash collections     $ 144,363  $ 137,377  $ 128,406  $ 119,196  $  95,286
Principal
 amortization
 without allowance      54,139     50,830     45,166     44,374     29,839
Principal
 amortization with
 allowance              59,580     57,351     51,486     51,245     39,324
Principal
 amortization w/
 allowance as % of
 cash collections:
   Including fully
    amortized pools       41.3%      41.7%      40.1%      43.0%      41.3%
   Excluding fully
    amortized pools       44.3%      44.7%      43.5%      47.1%      44.8%
Estimated remaining
 collections - core  $ 974,108  $ 934,942  $ 929,144  $ 912,423  $ 893,716
Estimated remaining
 collections -
 bankruptcy            749,410    734,632    682,365    623,706    521,730
Estimated remaining
 collections - total 1,723,518  1,669,574  1,611,509  1,536,129  1,415,446
                     ---------  ---------  ---------  ---------  ---------
ALLOWANCE FOR
 FINANCE RECEIVABLES
Balance at
 period-end          $  76,407  $  70,965  $  64,445  $  58,125  $  51,255
Balance at
 period-end to net
 finance receivables      9.19%      8.79%      8.31%      7.83%      7.39%
Allowance charge     $   5,442  $   6,520  $   6,320  $   6,870  $   9,485
Allowance charge to
 finance receivable
 income                   6.03%      7.53%      7.59%      9.18%     14.49%
Allowance charge to
 cash collections         3.77%      4.75%      4.92%      5.76%      9.95%
                     ---------  ---------  ---------  ---------  ---------
PURCHASES OF FINANCE
 RECEIVABLES
Purchase price -
 core                $  44,852  $  31,831  $  42,277  $  31,038  $  30,514
Face value - core    1,357,301    588,551    885,321    593,139    915,044
Purchase price -
 bankruptcy             40,671     60,687     44,505     71,582     44,592
Face value -
 bankruptcy            511,588    788,967    781,976  1,298,108  1,099,677
Purchase price -
 total                  85,523     92,518     86,782    102,620     75,106
Face value - total   1,868,889  1,377,518  1,667,297  1,891,247  2,014,721
Number of portfolios
 - total                    75         68         78         84        101
                     ---------  ---------  ---------  ---------  ---------
PER SHARE DATA
Net income per
 common share -
 diluted             $    1.20  $    1.08  $    1.14  $    0.91  $    0.80
Weighted average
 number of shares
 outstanding -
 diluted                17,165     17,093     17,080     16,203     15,531
Closing market price $   75.20  $   64.66  $   66.78  $   54.87  $   44.85
                     ---------  ---------  ---------  ---------  ---------
RATIOS AND OTHER
 DATA
Return on average
 equity (1)              17.09%     16.04%     17.86%     15.05%     15.03%
Return on revenue
 (2)                     20.48%     19.63%     21.15%     17.76%     16.96%
Operating margin (3)     36.00%     34.35%     36.90%     31.71%     30.19%
Operating expense to
 cash receipts (4)       40.22%     41.02%     40.62%     42.30%     45.42%
Debt to equity (5)       61.65%     61.80%     64.78%     70.40%     95.62%
Cash  collections
 per hour paid:
   Total             $     204  $     200  $     188  $     182  $     148
   Excluding
    bankruptcy
    collections      $     129  $     127  $     127  $     135  $     109
   Excluding
    bankruptcy and
    external legal
    collections      $      98  $      97  $     100  $     106  $      84
Number of collectors     1,472      1,422      1,384      1,379      1,325
Number of employees      2,473      2,421      2,377      2,329      2,213
Cash receipts (1)    $ 160,335  $ 152,895  $ 144,515  $ 134,623  $ 112,540
Line of credit -
 unused portion at
 period end            107,500     76,500     75,500     68,700     45,700
                     ---------  ---------  ---------  ---------  ---------
Notes:
(1)  Calculated as annualized net income divided by average equity for the period
(2)  Calculated as net income divided by revenue
(3)  Calculated as income from operations divided by total revenue
(4)  "Cash receipts" is defined as cash collections plus fee-based commission revenue
(5)  For purposes of this ratio, "debt" equals the line of credit balance plus long-term debt

Investor Relations:
Jim Fike
Vice President
Financeinfo@portfoliorecovery.com
757-519-9300 ext. 13010

Media Relations:
Tanya M. Madison
Vice President
Corporate Communications
tmmadison@portfoliorecovery.com
757-961-3525